This INCREMENTAL AMENDMENT AND AMENDMENT No. 1 (this "**Amendment**"), dated as of May 28, 2019, by and among Fusion Connect, Inc., a Delaware corporation (the "**Borrower**"), certain subsidiaries of the Borrower party hereto, as Guarantor Subsidiaries, the Lenders party hereto, which collectively constitute the Requisite Lenders, and Credit Suisse Loan Funding LLC (each, a "**Party**" and collectively, the "**Parties**").

RECITALS

WHEREAS, reference is made to that certain Super Senior Secured Credit Agreement, dated as of May 9, 2019, among the Borrower, the Guarantor Subsidiaries, the lenders from time to time party thereto (the "**Lenders**") and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent (the "**Credit Agreement**"), as amended by this Amendment (the "**Amended Credit Agreement**");

WHEREAS, the Borrower has requested, and the Lender listed in Schedule I hereof (the "**Additional Term Loan Lender**") has agreed to provide, the Additional Term Loan (as defined below) in an aggregate principal amount of $5,000,000, to be provided subject to the terms and conditions of this Amendment;

WHEREAS, on May 17, 2019, the Borrower and the Lenders constituting the Requisite Lenders agreed, by email, to amend certain Milestones (the "**Amended Milestones**") in the Credit Agreement pursuant to Section 5.17 thereof; and

WHEREAS, the Parties wish to provide for the making of the Additional Term Loan and to memorialize the Amended Milestones and further amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. **Definitions**. Each capitalized term used and not otherwise defined in this Amendment shall have the meaning assigned to such term in the Amended Credit Agreement.

Section 2. **Additional Term Loan**.

(a) Subject to the terms and conditions set forth in this Amendment and pursuant to Section 2.1(a)(ii) of the Credit Agreement, the Additional Term Loan Lender hereby agrees to make on the Amendment Effective Date (as defined below) a term loan (the "**Additional Term Loan**") to the Borrower in a single drawing in the amount set forth opposite such Additional Term Loan Lender's name in Schedule I hereof. The commitment under this Section 2 shall terminate immediately and without further action upon the making of the Additional Term Loan by the Additional Term Loan Lender or, if earlier, at 5:00 p.m. (New York City time) on the Amendment Effective Date. The terms of the Additional Term Loan shall be identical to the terms of the Term Loans made on the Closing Date and the Additional Term Loan shall be a "Term Loan" and be treated as a "Term Loan" for all purposes of the Credit Agreement, including, without limitation, for the determination of the Term Loan Exposure from time to

time; provided, that the Additional Term Loan shall, on the Amendment Effective Date, be the Type of Loan and have the Interest Period (if applicable) as specified in the Funding Notice delivered with respect thereto. The Additional Term Loan, if repaid or prepaid, may not be reborrowed.

(b) The Lenders party hereto hereby (i) consent to the making by the Additional Term Loan Lender of the Additional Term Loan and waive, to the extent the Additional Term Loan Lender is not a Lender immediately prior to the Amendment Effective Date, the requirements in Section 2.1(a)(ii) of the Credit Agreement that (x) the Borrower request that any or all of the existing Lenders make the Additional Term Loan and (y) the Additional Term Loan be made by one or more existing Lenders, (ii) waive all notice requirements with respect to the Additional Term Loan set forth in the Credit Agreement (including the notice requirement under Section 2.1(a)(ii) of the Credit Agreement), and (iii) acknowledge that, upon the making thereof, the Additional Term Loan shall be a "Term Loan" and be treated as a "Term Loan" for all purposes of the Credit Agreement, including, without limitation, for the determination of the Term Loan Exposure from time to time.

(c) On the Amendment Effective Date, the Borrower shall pay to the Additional Term Loan Lender a fee equal to 5.00% of the aggregate principal amount of the Additional Term Loan made by the Additional Term Loan Lender on the Amendment Effective Date (the "**Additional Term Loan Upfront Fee**"). The Additional Term Loan Upfront Fee shall be fully and irrevocably due and payable in cash on the Amendment Effective Date and shall be deducted by the Additional Term Loan Lender from the proceeds of the Additional Term Loan made by the Additional Term Loan Lender on the Amendment Effective Date. The Additional Term Loan Upfront Fee shall be earned by the Additional Term Loan Lender upon the funding of the Additional Term Loan as a fee in consideration of the commitments for and the making of the Additional Term Loan and for the time and costs expended in extending the commitments for and the making of the Additional Term Loan. THE BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE ADDITIONAL TERM LOAN UPFRONT FEE. The Borrower expressly agrees that: (A) the Additional Term Loan Upfront Fee is reasonable and is the product of an arm's length transaction between sophisticated business people, ably represented by counsel; (B) the Additional Term Loan Upfront Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Additional Term Loan Lender and the Borrower giving specific consideration in this transaction for such agreement to pay the Additional Term Loan Upfront Fee; and (D) the Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Borrower expressly acknowledges that its agreement to pay the Additional Term Loan Upfront Fee to the Additional Term Loan Lender as herein described is a material inducement for the Additional Term Loan Lender to provide the commitments for and make the Additional Term Loan. The Additional Term Loan Upfront Fee paid hereunder shall not be refundable or creditable under any circumstances.

Section 3. Amendments to Credit Agreement. With effect as of the Amendment Effective Date, clauses (a), (d), (e) and (h) of Section 5.17 of the Credit Agreement are hereby amended and restated in their entirety as follows:

"(a) By no later than May 31, 2019, the Borrower shall have entered into a Restructuring Support Agreement with the ad hoc group of lenders under the First Lien Credit Agreement pursuant to which the Borrower agrees to, among other things, (a) pursue either (i) a sale of all or substantially all of the assets of the Borrower and the other Credit Parties pursuant to Section 363 of the Bankruptcy Code or (ii) such other transaction acceptable to the ad hoc group of lenders under the First Lien Credit Agreement and (b) commence voluntary Chapter 11 Cases by no later than June 3, 2019;"

"(d) By no later than May 28, 2019, the Borrower shall have delivered to Davis Polk, counsel to the Ad Hoc Group of Term Lenders (i) drafts of all "first day" motions, including a first day declaration, in form and substance reasonably acceptable to Davis Polk and (ii) draft bidding procedures and motion in respect of a sale or other disposition of all or substantially all of the assets of the Credit Parties, in each case in form and substance reasonably acceptable to Davis Polk;"

"(e) By no later than May 22, 2019, the Borrower shall have delivered to Greenhill and the Ad Hoc Group of Term Lenders (i) an analysis of critical vendors, together with an analysis of all past due payables and contracts or leases subject to potential rejection that would give rise to unsecured claims in the Chapter 11 Cases, which analysis shall quantify the total pool of potential unsecured claims in the Chapter 11 Cases (the "**GUC Pool**"), and a proposal for how to address the GUC Pool in the Chapter 11 Cases, (ii) an analysis of expected operational savings resulting from the Chapter 11 Cases, including as a result of the rejection of leases, the termination of contracts and other operational initiatives, (iii) a sizing and needs analysis for potential emergence financing and (iv) a draft budget for the wind down following a sale of all or substantially all of the assets of the Borrower and the other Credit Parties pursuant to Section 363 of the Bankruptcy Code;"

"(h) By no later than June 2, 2019, the Company and the Ad Hoc Group of Term Lenders shall have agreed upon a mutually satisfactory credit document with respect to a superpriority debtor-in-possession credit facility, which form shall provide, among other things, that all Term Loans shall roll into loans under such debtor-in-possession credit facility."

Section 4. Representations and Warranties.

(a) Each of the Credit Parties has all requisite power and authority to execute and deliver this Amendment and to perform the transactions contemplated hereby, including the borrowing of the Additional Term Loan.

(b) This Amendment and the transactions contemplated hereby, including the borrowing of the Additional Term Loan, have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder, shareholder or other equityholder action on the part of each Credit Party.

(c) This Amendment and the transactions contemplated hereby, including the borrowing of the Additional Term Loan, do not and will not (a) violate any applicable law, including any order of any Governmental Authority, except to the extent any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (b) violate the Organizational Documents of the Borrower or any Restricted Subsidiary, (c) (i) violate or result (alone or with notice or lapse of time, or both) in a default under any provision of the First Lien Credit Documents or the Second Lien Credit Documents, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, any termination, cancelation or acceleration or right of renegotiation of any obligation thereunder or (ii) violate or result (alone or with notice or lapse of time, or both) in a default under any other Contractual Obligation of the Borrower or any Restricted Subsidiary, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, any termination, cancelation or acceleration or right of renegotiation of any obligation thereunder, except, with respect to this clause (ii), to the extent any such violation, default, right or result, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (d) except for Liens created under the Credit Documents, the First Lien Credit Documents or the Second Lien Credit Documents, result in or require the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary.

(d) This Amendment and the transactions contemplated hereby, including the making of the Additional Term Loan, do not and will not require any registration with, consent or approval of, notice to, or other action by any Governmental Authority, except (a) such as have been obtained or made and are in full force and effect, (b) filings and recordings with respect to the Collateral necessary to perfect Liens created under the Credit Documents, the First Lien Credit Documents or the Second Lien Credit Documents and (c) filings and registrations under applicable securities laws relating to the Disposition by the Collateral Agent pursuant to the Pledge and Security Agreement of Collateral that constitute Securities.

(e) This Amendment has been duly executed and delivered by each Credit Party that is a Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

Section 5. **Effectiveness**. This Amendment and each of the amendments to the Credit Documents referenced herein shall become effective on the date (such date, the "**Amendment Effective Date**") that the following conditions have been satisfied (it being understood and agreed that any Credit Document and each other document required to be received by the Lenders shall be deemed so received when it is delivered to the Administrative Agent or the Collateral Agent, as applicable):

(a) The Administrative Agent shall have received fully executed counterparts of this Amendment from the Borrower and each other Credit Party, the Additional Term Loan Lender, Lenders constituting the Requisite Lenders and the Administrative Agent.

(b) The Administrative Agent and the Lenders party hereto shall have received, in respect of the Borrower and each Designated Subsidiary, a certificate of such Person (or, in the case of a partnership, its general partner), dated the Amendment Effective Date and executed by the secretary or an assistant secretary or manager of such Person, either (x) attaching (i) a copy of each Organizational Document of such Person, which shall be certified as of the Amendment Effective Date or a recent date prior thereto by the appropriate Governmental Authority, (ii) signature and incumbency certificates of the officers/manager or general partner of such Person executing each Credit Document, (iii) resolutions of the Board of Managers, Board of Directors or similar governing body of such Person approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party, certified as of the Amendment Effective Date by such secretary or assistant secretary or manager as being in full force and effect without modification or amendment, and (iv) a good standing certificate from the applicable Governmental Authority of such Person's jurisdiction of organization, dated the Amendment Effective Date or a recent date prior thereto, or (y) certifying (i) that there have been no changes (or setting forth the specific changes) in such Organizational Documents, signature and incumbency certificates, and resolutions of such Person that were delivered to the Administrative Agent and the Lenders on the Closing Date and (ii) the good standing of such Person.

(c) The Administrative Agent and the Lenders party hereto shall have received a favorable written opinion (addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated the Amendment Effective Date) of (i) Weil, Gotshal & Manges LLP, counsel for the Credit Parties, (ii) James P. Prenetta, General Counsel of the Borrower, and (iii) [reserved], in each case in form and substance reasonably satisfactory to the Requisite Lenders (and each Credit Party hereby instructs such counsel to deliver each such opinion to the Administrative Agent and the Lenders).

(d) The Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses (including legal fees and expenses and recording fees) and other amounts due and payable on or prior to the Amendment Effective Date pursuant to the Credit Documents.

(e) The Administrative Agent and the Lenders shall have received a customary closing certificate in a form acceptable to the Requisite Lenders, dated the Amendment Effective Date and signed by an Authorized Officer of the Borrower.

(f) [Reserved].

(g) The Administrative Agent shall have received a fully completed and executed Funding Notice.

(h) The representations and warranties of each Credit Party set forth in the Credit Documents, including in Section 4 of this Amendment, shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date.

(i) No Default or Event of Default shall have occurred and be continuing or would result from the extension of credit to occur on the Amendment Effective Date.

Each Lender (including the Additional Term Loan Lender), by delivering its signature page to this Amendment, and funding the Additional Term Loan on the Amendment Effective Date, if applicable, shall be deemed to have acknowledged receipt of, and consented to and approved or accepted or to be satisfied with, each Credit Document and each other document required to be approved by, acceptable or satisfactory to any Agent, the Requisite Lenders or any other Lenders, as applicable, on the Amendment Effective Date.

Section 6. Entire Agreement. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF (BUT DOES NOT SUPERSEDE ANY PROVISIONS OF ANY SEPARATE CONFIDENTIALITY AGREEMENT OR SIMILAR AGREEMENT OR FEE LETTER BETWEEN OR AMONG ANY CREDIT PARTIES AND ANY AGENT OR LENDER OR ANY AFFILIATE OF ANY OF THE FOREGOING, ALL OF WHICH PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT).

Section 7. Credit Document. Each Party acknowledges and agrees that this Amendment constitutes a "Credit Document" for all purposes of the Amended Credit Agreement and the other Credit Documents.

Section 8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) **THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.**

(b) **SUBJECT TO CLAUSE (V) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT EXCLUSIVELY IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (SUBJECT TO**

CLAUSE (V) BELOW); (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE AMENDED CREDIT AGREEMENT; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT THE AGENTS AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY CREDIT DOCUMENT OR ANY EXERCISE OF REMEDIES IN RESPECT OF COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.

Section 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP ESTABLISHED UNDER THE AMENDED CREDIT AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9 AND EXECUTED BY EACH OF THE PARTIES), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE AMENDED CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 10. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11. Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format (i.e., "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 13. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender, the Collateral Agent or the Administrative Agent under any of the Credit Documents, or constitute a waiver of any provision of any of the Credit Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect as expressly modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties from the Credit Documents. From and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, be deemed to refer to the Amended Credit Agreement. Each of the Credit Parties hereby consents to this Amendment and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Amended Credit Agreement. Each Credit Party hereby ratifies and reaffirms (a) that each of the Credit Documents to which it is a party has been duly executed and delivered by such Credit Party to the Administrative Agent and to the Lenders and is in full force and effect as of the date hereof, (b)(i) it shall be liable for all Obligations with respect to the Additional Term Loan and (ii) all such Obligations shall be entitled to the benefits of the Collateral Documents and the Guarantee in Section 7 of the Credit Agreement, (c) its grant of liens on or security interests in its properties pursuant to the Credit Documents as security for the Obligations (including Obligations with respect to the Additional

Term Loan) under or with respect to the Amended Credit Agreement and confirms and agrees that such liens and security interests secure all of the Obligations (including Obligations with respect to the Additional Term Loan); and (d) the Administrative Agent, the Collateral Agent and the Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Credit Documents.

Section 14. **Direction to Administrative Agent.** The Lenders party hereto, constituting the Requisite Lenders, hereby (a) authorize and direct the Administrative Agent to acknowledge this Amendment, and (b) acknowledge and agree that (i) the direction in this Section 14 constitutes a direction from the Lenders under the provisions of Section 9 of the Amended Credit Agreement and (ii) Sections 9.3 and 9.6 of the Amended Credit Agreement shall apply to any and all actions taken by the Administrative Agent and the Collateral Agent in accordance with such directions.

Section 15. **Addition of the Additional Term Loan Lender as Lender.**

(a) The Credit Parties, the Requisite Lenders and the Additional Term Loan Lender hereby acknowledge, agree and confirm that the Additional Term Loan Lender (to the extent not already a Lender immediately prior to the Amendment Effective Date) shall from and after the Amendment Effective Date be a party to the Amended Credit Agreement and a "Lender" for all purposes of the Amended Credit Agreement and the other Credit Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

(b) The Additional Term Loan Lender (a) represents and warrants that (i) it is an Eligible Assignee, has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1(b) of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, and (ii) it has, independently and without reliance upon any Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment; and (b) agrees that it will, independently and without reliance on the Agents or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FUSION CONNECT, INC., as Borrower

By: ______________________
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

FUSION NBS ACQUISITION CORP.
FUSION LLC
FUSION BCHI ACQUISITION LLC
FUSION CLOUD SERVICES, LLC
FUSION CB HOLDINGS, INC.
FUSION COMMUNICATIONS, LLC
FUSION MANAGEMENT SERVICES LLC
FUSION TELECOM LLC
FUSION TEXAS HOLDINGS, INC.
FUSION TELECOM OF KANSAS, LLC
FUSION TELECOM OF OKLAHOMA, LLC
FUSION TELECOM OF MISSOURI, LLC
BIRCAN HOLDINGS, LLC
FUSION PM HOLDINGS, INC.
FUSION CLOUD COMPANY LLC
FUSION MPHC GROUP, INC.
FUSION MPHC HOLDING CORPORATION,
as Guarantors

By: ______________________
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

FUSION TELECOM OF TEXAS LTD., L.L.P.,
as Guarantor

By: Fusion Texas Holdings, Inc., its general partner

By: ______________________
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

Credit Suisse Loan Funding LLC,
as Additional Term Loan Lender

By: ______________________________
Name: Jinah Lim
Title: Authorized Signatory.

VC5 Debt Investment (Cayman) LTD.,
as a Lender

By: /s/ David Baylor
Name: David Baylor
Title: Authorized Signatory

VC4 Debt Investments (US) LLC,
as a Lender

By: /s/ David Baylor
Name: David Baylor
Title: Authorized Signatory

Vector Fusion Holdings Cayman LTD.,
as a Lender

By: /s/ David Baylor
Name: David Baylor
Title: Authorized Signatory

Vector Trading (Cayman) L.P.,
as a Lender

By: ______________________
Name: David Baylor
Title: Authorized Signatory

Bardin Hill Investment Partners LP, on behalf HDML Fund II LLC, as a Lender

By: ______________________________

Name: John Freese / Jacob Fishelis

Title: Authorized Signatories

OCP Credit Strategy Fund
as a Lender
By: Onex Credit Partners, LLC, its manager

By:
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

OCP Senior Credit Fund
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: [signature]
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

ONEX CLP FUNDING L.P.
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

Onex Debt Opportunity Fund, LP
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: [signature]
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

Onex Debt Opportunity Fund, Ltd.
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

Onex Senior Credit Fund, L.P.
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

Onex Senior Credit II, LP
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: [signature]
Name: Paul Travers
Title: Portfolio Manager

By:
Name:
Title:

EAST WEST BANK,
as a Lender

By: [signature]
Name: ERNEST OON
Title: SVP

[Fusion - Signature Page to Incremental Amendment and Amendment No. 1]

ELLINGTON CLO MANAGEMENT LLC

ON BEHALF OF:

ELLINGTON CLO I, LTD.
ELLINGTON CLO II, LTD.
ELLINGTON CLO III, LTD.
ELLINGTON CLO IV, LTD.

as a Lender

By: ______________________________

Name: Mark Heron
Title: Portfolio Manager

GARRISON FUNDING 2018-1 LP,

By: Garrison Middle Market Funding II GP LLC, its Collateral Manager

By: ____________________
Name: Matthew J Lambert
Title: Vice President

GARRISON MIDDLE MARKET FUNDING II SECONDARY LP,
By: Garrison Middle Market Funding II Manager LLC, its Collateral Manager

By: ____________________
Name: Matthew J Lambert
Title: Vice President

GARRISON FUNDING 2018-2 LTD.,
By: Garrison Capital Inc., its Collateral Manager

By: Garrison Capital Advisers LLC, its Investment Adviser

By: ____________________
Name: Matthew J Lambert
Title: Vice President

Valcour Credit Income Partners Master
Fund Ltd.
By: Pretium Credit Management, LLC,
as Collateral Manager

as a Lender

By:______________________________
Name: Gil Tollinchi
Title: Managing Director

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I,
as a Lender

By: **THL Credit Senior Loan Strategies LLC,** as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Cutwater 2015-I Ltd
By: Insight North America LLC, its
Collateral Manager,
as a Lender

By:______________________________
Name: Brian C. Carlson
Title: Authorized Signatory

Saratoga Investment Corp CLO 2013-1
Ltd.,
as a Lender

By: ______________________________
Name: Pavel Antonov
Title: Authorized Signatory

Acknowledged by:

WILMINGTON TRUST,
NATIONAL ASSOCIATION,
as Administrative Agent

By: ______________________________
Name: Jeffery Rose
Title: Vice President

Schedule I

Additional Term Loan Lender	Additional Term Loan
Credit Suisse Loan Funding LLC	$5,000,000.00
TOTAL	**$5,000,000.00**